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                                                                   EXHIBIT 10.05

                               THIRD AMENDMENT TO
                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED PARTICIPATION AGREEMENT, dated and effective as of December 28, 2001 (this "Amendment"), is entered into by and among SYMANTEC CORPORATION, a Delaware corporation, in its separate capacities as the "Lessee", "Construction Agent", "Pledgor" and "Guarantor" under and as defined in the Participation Agreement and Appendix A thereto (as such terms are defined below), SMBC LEASING AND FINANCE, INC. (f/k/a Sumitomo Bank Leasing and Finance, Inc.), as the "Lessor" under and as defined in the Participation Agreement and Appendix A thereto, the various banks, financial institutions and institutional lenders, or their investment affiliates, party to the Participation Agreement in their separate capacity as a "Lender" as defined in the Participation Agreement and Appendix A thereto, THE BANK OF NOVA SCOTIA, as the "Documentation Agent" under and as defined in the Participation Agreement and Appendix A thereto, and SUMITOMO MITSUI BANKING CORPORATION (f/k/a The Sumitomo Bank, Limited), as agent for the benefit and on behalf of the Lenders (in such capacity, the "Agent").

                                    RECITALS

     A. The Lessee, the Construction Agent, the Pledgor, the Guarantor, the Lessor, the Lenders, the Documentation Agent and the Agent are parties to that certain Amended and Restated Participation Agreement, dated as of February 9, 1999, as amended (the "Participation Agreement").

     B. The Lessee has requested certain amendments to the Participation Agreement and to Appendix A to the Participation Agreement, Definitions and Interpretation ("Appendix A"). The Lenders and other Participants party hereto are willing to so amend the Participation Agreement and Appendix A thereto, in the manner in which the Lessee desires, but only to the extent and subject to the terms and conditions set forth herein.

                                   AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings given to such terms in Appendix A.

SECTION 2. AMENDMENTS TO PARTICIPATION AGREEMENT AND APPENDIX A THERETO. The Participation Agreement and Appendix A thereto are hereby amended as follows:

     2.1 PARTICIPATION AGREEMENT. The Participation Agreement is hereby amended as follows:

          2.1.1 SECTION 10.1(f)(i) of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

               (i) MINIMUM CASH. Maintain an unrestricted Cash Balance of at least $150,000,000 in the aggregate.


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          2.1.2 SECTION 10.1(f)(ii) of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

               (ii) MINIMUM TANGIBLE NET WORTH. Maintain Tangible Net Worth of no less than the sum of: (A) 85% of the greater of (1) $478,337,000 or
          (2) Lessee's Tangible Net Worth as of December 31, 2001; (B) 75% of its net income after income taxes (without subtracting losses) earned in each quarterly accounting period commencing after December 31, 2001; and (C) 100% of Equity Proceeds less any amount up to $75,000,000 annually reflecting costs related to Acquisitions.

          2.1.3 SECTION 10.1(f)(iii) of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

               (iii) TOTAL DEBT TO EBITDA RATIO. Maintain a ratio of (A) Total Debt to (B) EBITDA (as measured for the immediately preceding four (4) Fiscal Quarters ending on the date of such measurement if such date is the last day of a Fiscal Quarter, or ending on the last day of the immediately preceding Fiscal Quarter if such measurement is made on a day that is not the last day of a Fiscal Quarter) not to exceed 2.75 to 1.00.

          2.1.4 A new SECTION 10.1(f)(iv) is hereby added to the Participation Agreement as follows:

               (iv) TOTAL SENIOR DEBT TO EBITDA RATIO. Maintain a ratio of (A) Total Senior Debt to (B) EBITDA (as measured for the immediately preceding four (4) Fiscal Quarters ending on the date of such measurement if such date is the last day of a Fiscal Quarter, or ending on the last day of the immediately preceding Fiscal Quarter if such measurement is made on a day that is not the last day of a Fiscal Quarter) not to exceed 1.00 to 1.00.

          2.1.5 A new SECTION 10.1(f)(v) is hereby added to the Participation Agreement as follows:

               (v) MINIMUM QUARTERLY EBITDA. Maintain EBITDA (as measured for the immediately preceding Fiscal Quarter ending on the date of such measurement if such date is the last day of a Fiscal Quarter, or ending on the last day of the immediately preceding Fiscal Quarter if such measurement is made on a day that is not the last day of a Fiscal Quarter) of at least $10,000,000 for each such Fiscal Quarter.

     2.2 APPENDIX A TO PARTICIPATION AGREEMENT. Appendix A to the Participation Agreement is hereby amended as follows:


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          2.2.1 The definition of "ADJUSTED EBITDA" in Appendix A to the
Participation Agreement is hereby deleted in its entirety.

          2.2.2 A new definition of CASH BALANCE is hereby added to Appendix A to the Participation Agreement as follows:

               "CASH BALANCE" shall mean, as determined at any time for the Lessee and its Subsidiaries on a consolidated basis in accordance with GAAP, the sum of (a) the unrestricted, unencumbered cash at such time and (b) the market value of unrestricted, unencumbered cash equivalents and short-term marketable securities.

          2.2.3 A new definition of "EBITDA" is hereby added to Appendix A to the Participation Agreement as follows:

               "EBITDA" shall mean the sum of the following, as determined for Lessee and its Subsidiaries on a consolidated basis in accordance with GAAP, where applicable, as of the last day of each Fiscal Quarter: (a) aggregate net income for the immediately preceding four (4) Fiscal Quarters ending as of that day plus (b), to the extent deducted from gross revenues in computing such net income, (1) interest expense, (2) tax expense, (3) depreciation, amortization of goodwill, software development expenses and other intangibles of any kind and (4) postclosing, non-cash restructuring charges taken in conjunction with, and within three (3) months following the closing of, each Acquisition.

          2.2.4 A new definition of "EQUITY PROCEEDS" is added to Appendix A to the Participation Agreement as follows:

               "EQUITY PROCEEDS" shall mean the total amount of (a) the aggregate cash proceeds received by the Lessee or any of its Subsidiaries as of any date after March 30, 2001, from the sale of any equity interests in the Lessee or its Subsidiaries in a public offering, but not including the issuance of any stock issued in connection with acquisitions of other entities or purchased by employees of the Lessee or its Subsidiaries or its Affiliates, and of
          (b) Subordinated Debt (inclusive of unpaid principal and accrued and unpaid interest) which has, as of any date after December 21, 2001, been, and only to the extent such Subordinated Debt has been, converted from Indebtedness into an equity interest in the Lessee or any of its Subsidiaries represented by Equity Securities issued by the Lessee or such Subsidiary.

          2.2.5 A new definition of "EQUITY SECURITIES" is added to Appendix A to the Participation Agreement as follows:

               "EQUITY SECURITIES" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting), and (b) all warrants, options and other rights to acquire any of the foregoing.


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          2.2.6 A new definition of "SUBORDINATED DEBT" is added to Appendix A to the Participation Agreement as follows:

               "SUBORDINATED DEBT" shall mean, as measured for the Lessee on a consolidated basis, as of any date of determination, the total amount of all Indebtedness of the Lessee and its Subsidiaries comprising (a) the Subordinated Notes, (b) any unsecured Indebtedness issued by the Lessee to refinance the Subordinated Notes, provided that (i) the Lessee shall use the proceeds of such issuance to pay in full the outstanding balance under the Subordinated Notes, (ii) such debt has a maturity date that occurs after the Maturity Date and (iii) such Indebtedness has subordination provisions and other terms no less favorable to the Lessor, the Holders and the Lenders than the terms of the Subordinated Notes, and (c) any other unsecured Indebtedness of the Lessee or its Subsidiaries which is subordinated to the obligations of the Lessee under the Operative Documents, provided that the payment terms, interest rate and subordination provisions of such Indebtedness are reasonably acceptable to the Majority Secured Parties.

          2.2.7 A new definition of "SUBORDINATED NOTES" is added to Appendix A to the Participation Agreement as follows:

               "SUBORDINATED NOTES" shall mean, collectively, the Lessee's $600,000,000 Three Percent (3.0%) Convertible Subordinated Notes issued by the Lessee on October 24, 2001 and due on November 1, 2006.

          2.2.8 A new definition "TOTAL DEBT" is hereby added to Appendix A to the Participation Agreement as follows:

               "TOTAL DEBT" shall mean, as measured for the Lessee on a consolidated basis, as of any date of determination, the total amount of all Indebtedness of the Lessee and its Subsidiaries comprising interest bearing obligations, and shall include all issued and undrawn letters of credit and all letter of credit reimbursement obligations, but shall exclude, specifically, all Indebtedness arising under any synthetic lease financing facility to the extent such Indebtedness is secured by a duly perfected security interest in cash collateral pledged in favor of the holder of such Indebtedness or in favor of such holder's designated agent, trustee or similar representative.

          2.2.9 A new definition "TOTAL SENIOR DEBT" is hereby added to Appendix A to the Participation Agreement as follows:

               "TOTAL SENIOR DEBT" shall mean, as measured for the Lessee on a consolidated basis, as of any date of determination, the total amount of all Total Debt less all Subordinated Debt of the Lessee and its Subsidiaries.

SECTION 3. REFERENCE TO AND EFFECT ON THE PARTICIPATION AGREEMENT AND OTHER OPERATIVE DOCUMENTS. Upon the effectiveness of this Amendment, each reference in the Participation Agreement, Appendix A to the Participation Agreement, and the applicable Operative Documents to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Participation Agreement, Appendix A to the Participation Agreement, and such Operative Documents as amended by this Amendment, and each reference in any other document in which the Participation Agreement, Appendix A to the


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Participation Agreement and such Operative Documents are referenced shall also mean and be a reference to the Participation Agreement, Appendix A to the Participation Agreement and such Operative Documents as amended by this Amendment.

SECTION 4. LIMITATION OF AMENDMENTS. Each of the amendments set forth in SECTION 2, above, shall be limited precisely as written and shall not be deemed to (i) be a waiver of or an amendment to any other term or condition of the Participation Agreement, Appendix A to the Participation Agreement or any other Operative Document, (ii) prejudice any right or remedy which any party may now have or may have in the future under or in connection with the Participation Agreement, Appendix A to the Participation Agreement or any other Operative Document, or (iii) be a consent to any future amendment.

SECTION 5. REPRESENTATIONS AND WARRANTIES. In order to induce the Participants to enter into this Amendment, the Lessee hereby represents and warrants to each Participant as follows:

     5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Participation Agreement and in the other Operative Documents (other than those which expressly speak as of a particular date) are true, accurate and complete in all material respects as of the date hereof and (b) no Default or Event of Default attributable to the Lessee has occurred and is continuing;

     5.2 The Lessee has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Participation Agreement and the other Operative Documents, as amended by this Amendment, and each of the other Operative Documents to which it is a party;

     5.3 The certificate of incorporation, bylaws and other organizational documents of the Lessee delivered to the Participants as a condition precedent to the effectiveness of the Participation Agreement and the other Operative Documents are true, accurate and complete and have not been amended, supplemented or restated, except to the extent that copies thereof have been previously provided to Agent, and are and continue to be in full force and effect;

     5.4 The execution and delivery by the Lessee of this Amendment and the performance by the Lessee of its obligations under the Participation Agreement and the other Operative Documents, as amended by this Amendment, and each of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Lessee;

     5.5 The execution and delivery by the Lessee of this Amendment and the performance by the Lessee of its obligations under the Participation Agreement and the other Operative Documents, as amended by this Amendment, and each of the other Operative Documents to which it is a party do not and will not contravene
(a) any law or regulation binding on or affecting the Lessee, (b) the certificate of incorporation, bylaws or other organizational documents of the Lessee, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Lessee, or (d) any contractual restriction binding on or affecting the Lessee; and


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     5.6 The execution and delivery by the Lessee of this Amendment and the performance by the Lessee of its obligations under the Participation Agreement and the other Operative Documents, as amended by this Amendment, and each of the other Operative Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, except as already has been obtained or made.

SECTION 6. EXPENSES. The Lessee agrees to pay to the Participants upon demand, the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel, which the Participants may incur in connection with the preparation, documentation, and negotiation of this Amendment.

SECTION 7. FULL FORCE AND EFFECT; REAFFIRMATION. It is hereby agreed that all terms and conditions of the Participation Agreement and the other Operative Documents, as previously amended to date, shall remain in full force and effect as amended, waived or changed pursuant to the terms of this Amendment. The Lessee hereby reaffirms its obligations under each of the Operative Documents to which it is a party.

SECTION 8. EFFECTIVENESS. This Amendment shall be deemed effective upon the satisfaction of the following conditions:

     8.1 AMENDMENT EXECUTED AND DELIVERED. The Lessee and the Required Participants shall have executed and delivered to the Agent this Amendment.

     8.2 PAYMENT OF FEES. The Agent shall have received: (a) on behalf and for the benefit of the Lessor an amendment fee in the amount of $10,000.00; (b) on behalf and for the benefit of The Bank of Nova Scotia an amendment fee in the amount of $8,616.64; and (c) on behalf and for the ratable benefit of each of the Lenders an amendment fee equal to fifteen (15) basis points (0.15%) of the aggregate amount of the Commitments of the Lenders, whether currently funded or unfunded.

SECTION 9. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO RULES RELATING TO CONFLICTS OF LAW (OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401).

SECTION 10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.


                         [The signature page follows.]


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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

LESSEE, CONSTRUCTION AGENT, PLEDGOR           SYMANTEC CORPORATION
AND GUARANTOR:

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________


LESSOR:                                       SMBC LEASING AND FINANCE, INC.

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________


LENDERS:                                      THE BANK OF NOVA SCOTIA

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________


                                              COOPERATIEVE CENTRALE RAIFFEISEN -
                                              BOERENLEENBANK B.A., "RABOBANK
                                              NEDERLAND", NEW YORK BRANCH

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________


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DOCUMENTATION AGENT:                          THE BANK OF NOVA SCOTIA

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________


AGENT:                                        SUMITOMO MITSUI BANKING
                                              CORPORATION

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________


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